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                                                                Exhibit 99.5

                                                                EXECUTION COPY

                         SECURITY TRANSFER AGREEMENT



                            DATED 4TH MARCH, 2004



                                   BETWEEN



                           CP FILMS VERTRIEBS GMBH

                                AS TRANSFEROR



                                     AND



                                 KBC BANK NV

                                AS TRANSFEREE





                                ALLEN & OVERY

                                  FRANKFURT


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                                  CONTENTS

CLAUSE                                                                  PAGE

1.       Interpretation....................................................2
2.       Transfer of Security Assets.......................................3
3.       Substitution for Delivery.........................................4
4.       Security Purpose..................................................4
5.       Identification of Security Assets.................................4
6.       Disposal of Security Assets.......................................5
7.       Location of Security Assets.......................................5
8.       Right of the Transferee to Examine the Security Assets............5
9.       Reservation of Title..............................................5
10.      Taking Possession by the Transferee...............................6
11.      Enforcement and Realisation.......................................6
12.      Maintenance of Liable Capital.....................................6
13.      Undertakings......................................................8
14.      Further Assurance.................................................8
15.      Representations and Warranties....................................8
16.      Insurance of the Security Assets..................................9
17.      Third Party Rights................................................9
18.      Release of Security..............................................10
19.      Indemnity........................................................10
20.      Duration and Independence........................................10
21.      Costs and Expenses...............................................11
22.      Miscellaneous....................................................11
23.      Assignment.......................................................11
24.      Severability.....................................................11
25.      Notices..........................................................11
26.      Governing Law....................................................12
27.      Jurisdiction.....................................................12

Signatories...............................................................13





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         THIS SECURITY TRANSFER AGREEMENT (the AGREEMENT) is made on
         4th March, 2004

BETWEEN:

(1) CP FILMS VERTRIEBS GMBH, a limited liability company (Gesellschaft mit beschrankter Haftung) organised under the laws of Germany, having its corporate seat in Bielefeld, Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Bielefeld under registration number HRB 33407

         (the TRANSFEROR)

         and

(2) KBC BANK NV, a Belgian bank with registered office at Havenlaan 2, B-1080 Brussels, Belgium, and registered at the Crossroads Bank for Enterprises under enterprise number 0462.920.226

         (the ASSIGNEE).

WHEREAS:

(A) Solutia Europe SA/NV (the ISSUER) and the holders of the Notes have agreed to amend and restate the Issuer's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes (as defined below) and as amended, modified or supplemented from time to time, the NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30th January, 2004 among the Issuer and the holders of the notes party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Issuer has entered into the Fiscal Agency Agreement dated 11th February, 2004 among the Issuer, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent, and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The holders of the Notes and the couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Transferor guarantees the prompt payment and performance when due of all obligations of the Issuer under the Credit Documents (as defined below) and grants security in respect of the Security Assets (as defined below) to the Transferee to secure its obligations to the Transferee as provided herein and undertakes the obligations contemplated by this Agreement.

(C) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Transferor agrees to transfer the Security Assets (as defined below) in favour of the Transferee under the following terms.

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IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         AGREEMENT OF UNDERSTANDING has the meaning given to that term under
         (A) of the preamble.

         BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are open for general business in Brussels and Frankfurt am Main.

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated 11th February, 2004 among the Issuer, Amcis AG, Carbogen AG, certain holders of the Notes and the Pledgee, as amended, modified or supplemented from time to time.

         CREDIT DOCUMENTS means the Agreement of Understanding, the Fiscal Agency Agreement, the Collateral Agency Agreement, the Notes (including without limitation the Terms and Conditions of Notes), the Subsidiary Guaranties, the Collateral Documents and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Note or any other obligation of the Pledgor, as amended, modified or supplemented from time to time.

         EURO, euro, or EUR means the lawful currency of the Participating Member States.

         EVENT OF DEFAULT has the meaning given to such term in the Terms and Conditions of Notes.

         FISCAL AGENCY AGREEMENT has the meaning given to that term under
         (A) of the preamble.

         GERMAN SUBSIDIARY GUARANTY means the guaranty made by the Transferor in favour of the Transferee dated on or about the date of this Agreement.

         GERMANY means the Federal Republic of Germany.

         ISSUER has the meaning given to that term under (A) of the preamble.

         NOTES has the meaning given to such term under (A) of the Preamble.

         PARTICIPATING MEMBER STATE means a member state of the European Union that adopts or has adopted the euro as its lawful currency under the legislation of the European Union pertaining to the Economic and Monetary Union.

         PARTY means a party to this Agreement.

         PAYMENT DEFAULT means the default of the Transferor to pay to the Transferee any amounts owed by the Transferor to the Transferee under the German Subsidiary Guaranty and any other Credit Document to which it is party when due, provided that the enforcement of the German Subsidiary Guaranty or the respective Credit Document is not excluded pursuant to the maintenance of liable capital provisions of the German Subsidiary Guaranty or the respective Credit Document.

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         SECURED CLAIMS means all present and future rights and claims
         (Anspruche) (whether actual or contingent and whether held jointly or severally or in any other capacity whatsoever) of the Transferee against the Transferor which may arise under, out of, or in connection with the Collateral Agency Agreement, the German Subsidiary Guaranty or any other Credit Document to which the Transferor is party.

         SECURITY means any and all security granted by the Issuer or any third party to the Transferee with a view to securing the Secured Claims.

         SECURITY ASSETS means (i) all machinery, equipment, tools and other moveable fixed assets (bewegliches Anlagevermogen) other than leased assets as set out in Schedule 3 as amended and supplemented from time to time (MOVEABLE FIXED ASSETS) and (ii) all supplies and operating materials (Roh-, Hilfs- und Betriebsstoffe) as well as finished and unfinished products and merchandise (fertige und unfertige Erzeugnisse und Waren) (INVENTORIES) kept or deposited at the date of this Agreement and at any time after the date of this Agreement at each of the Security Locations.

         SECURITY LOCATION means the premises rented or owned by the Transferor as shaded by lines (schraffiert) in the plan attached in
         Schedule 1 hereto.

         TERMS AND CONDITIONS OF NOTES means the terms and conditions of the notes as set out in Schedule 1 of the Fiscal Agency Agreement as amended, modified or supplemented from time to time.

1.2 Where the context so admits, the singular includes the plural and vice versa.

1.3 The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.4 Any reference in this Agreement to a defined document is a reference to that defined document as amended, supplemented or novated from time to time.

1.5 Unless defined in this Agreement, words and expressions defined in the Terms and Conditions of Notes shall have the same meaning when used in this Agreement.

2.       TRANSFER OF SECURITY ASSETS

(a) The Transferor hereby transfers and assigns all title to the Security Assets to the Transferee. To the extent that the Transferor holds, or will in future hold, title in the form of co-ownership (Miteigentum) or joint ownership (Gesamthandseigentum) in respect of the Security Assets or part thereof, it herewith transfers such ownership rights to the Transferee. Additionally, the Transferor transfers and assigns to the Transferee all inchoate rights (Anwartschaftsrechte) it holds, or will hold in future, in respect of the Security Assets.

(b) Any ownership rights (Eigentum), co-ownership rights (Miteigentum), joint ownership rights (Gesamthandseigentum) or inchoate rights (Anwartschaftsrechte) in respect of assets brought to the Security Location in future will be automatically transferred to the Transferee at the time such assets are actually brought to the Security Location, in any event, however, no later than at the time the Transferor acquires such rights.

(c) The Transferor hereby assigns to the Transferee all claims against any suppliers arising from the termination (Auflosung) or non-performance or partial performance of contracts, including, but not limited to, repayments of payments made.

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(d)      The Transferee accepts such transfers and assignments.

3.       SUBSTITUTION FOR DELIVERY

(a) Instead of delivering the Security Assets to the Transferee, the Transferor and the Transferee (as indirect possessor (mittelbarer Besitzer)) agree that the Transferor will carefully safeguard the Security Assets for the Transferee free of charge (kostenlose Verwahrung).

(b) To the extent that third parties have or obtain actual possession of the Security Assets, the Transferor hereby transfers and assigns to the Transferee any existing or future claims it may have for the surrender (Herausgabeanspruch) of the Security Assets. The Transferee accepts such transfers and assignments.

4.       SECURITY PURPOSE

         The Security Assets shall serve as collateral for the Secured Claims.

5.       IDENTIFICATION OF SECURITY ASSETS

(a) The Transferor undertakes to promptly (but in any event within 10 Business Days) deliver to the Transferee upon the occurrence of a Payment Default (or at such other time as the Transferee may request in order to safeguard its legitimate interests) an up-to-date, accurate and complete list of all the Security Assets each having a book value equal to or exceeding EUR 1,000. An up-to-date, accurate and complete list of all the Security Assets as per the date of this Agreement is attached hereto as Schedule 2.

(b) The list referred to above shall comprise a description of the type and amount of goods, their standard cost per item and the total value of items of the Inventories and of the nature and book value of the Moveable Fixed Assets and such other data and information in relation to the Security Assets as from time to time may be reasonably requested by the Transferee in order to safeguard its legitimate interests.

(c) The Transferor shall have the right to deliver the relevant lists on a hard disk readable with standard business hard- and software. The Transferee may contact the Transferor from time to time with a view to agreeing the necessary details.

(d) For the avoidance of doubt, the Transferee shall also be entitled to any and all Security Assets if for any reason whatsoever such Security Assets are not, or are incompletely contained in any of the lists provided to the Transferee pursuant to this Clause 5.

(e) If the Transferor employs a third party for its bookkeeping and/or data-processing, the Transferor hereby authorises the Transferee to obtain the lists of Security Assets directly from such third party at the Transferor's expense and hereby instructs the third party to provide the Transferee with the list in accordance with the terms and conditions of this Agreement.

(f) The Transferor shall promptly provide the Assignee with an amended and supplemented copy of Schedule 3 if any leased assets other than currently set out in Schedule 3 are brought to or removed from the Security Location after the date of this Agreement.

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6.       DISPOSAL OF SECURITY ASSETS

         The Transferor may dispose of any Security Assets in the ordinary course of its business.

7.       LOCATION OF SECURITY ASSETS

(a) The Transferor is obliged to keep the Security Assets in the Security Location. The Transferor shall deal carefully with the Security Assets and shall give due regard to all necessary care and maintenance of the Security Assets at its own expense.

(b) Upon the occurrence of a Payment Default, the Transferee has the right to mark the Security Assets as its property. The Transferor shall keep accurate records of the Security Assets transferred and assigned to the Transferee.

(c) A removal of Security Assets from the Security Locations specifying the respective Security Asset, or a disposal of Security Assets, other than removals or disposals in the ordinary course of business, are only allowed with the prior written consent of the Transferee.

8.       RIGHT OF THE TRANSFEREE TO EXAMINE THE SECURITY ASSETS

(a) The Transferee or any representative of its choice acting reasonably is entitled to inspect the Security Assets, the Security Location and any documentation or records of the Transferor concerning the Security Assets during normal business hours upon 3 Business Days' prior notice to the Transferor. The Transferee may examine the Security Assets without such notice in order to permit the safeguarding of its legitimate interests. The Transferor shall provide all necessary information and has to allow access to documentation relating to the Security Assets and the Security Location respectively.

(b) If, and to the extent, documents required for the evaluation or realisation of the Security Assets have been delivered by the Transferor to a third party (especially to an accountant or tax advisor) the Transferor hereby assigns to the Transferee its claims against such third party for providing information and for delivering such documents and hereby authorises the third party to provide the Transferee with such information and documents required to evaluate and realise the Security Assets. The Transferee accepts such assignments.

(c) To the extent that information in connection with the Security Assets have been stored in an electronic data processing system, the Transferor shall allow the Transferee access to the computer, including the peripheral equipment and all data concerning the Claims. Moreover, software operators shall be made available insofar as required, and any assistance required shall be provided to the Transferee. If a third party handles the electronic processing of data, the Transferor hereby assigns to the Transferee all its claims to obtain these services, and hereby instructs such third party to handle the processing of data for the Transferee upon its instructions as it did for the Transferor. The Transferee hereby accepts such assignment.

9.       RESERVATION OF TITLE

         The Transferor shall extinguish any reservation of title arising in the normal course of business by settling the purchase price when due for the Security Assets affected by such reservation of title. The Transferee is entitled but not obliged to make such payments on behalf of the Transferor, in which case title to such Security Assets shall pass from any holder of such reservation of title to the Transferee.

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10.      TAKING POSSESSION BY THE TRANSFEREE

(a)      The Transferee is entitled to revoke the right of disposal (Clause
         6) of the Security Assets and to recover the Security Assets if a Payment Default has occurred that is continuing. The Transferee must notify its intention to recover the Security Assets to the Transferee by giving 5 (five) Business Days' notice. Such notice period is not necessary if the Transferor has generally ceased to make payments or upon filing of an application for insolvency proceedings by the Transferor. However, after all Payment Defaults have been cured, the Transferee shall retransfer possession of the Security Assets to the Transferor save to the extent that the Security Assets have been sold and any proceeds resulting from such sale have been applied in payment of any of the Secured Claims.

(b) The Transferee is further entitled to revoke the authorisation to dispose and to request delivery of the Security Assets (i) if the Transferor is in a material breach of its duty to handle the Security Assets with care, (ii)if it disposes of the Security Assets not in the ordinary course of business, or (iii) after the Transferee has made a claim under the German Subsidiary Guaranty which the Transferor has not paid when due, if (x) the Transferor breaches any of the undertakings set out in Clause 13 hereof or (y) the Transferor fails to deliver on due time any lists of Security Assets according to Clause 5 (a) hereof.

11.      ENFORCEMENT AND REALISATION

(a) The Transferee is entitled to realise the Security Assets and enforce all other rights arising from this Agreement immediately upon the occurrence of a Payment Default which has been declared to the Transferor and is continuing.

(b) The Transferee will notify the Transferor of its intention to realise the Security Assets by giving 5 (five) Business Days' notice, whereby this notice may be given together with and at the same time as the notice required according to Clause 10 (a). Such notice period is not necessary if the Transferor has generally ceased to make payments or upon filing of an application for insolvency proceedings by the Transferor.

(c) The Transferee is entitled to sell the Security Assets by way of private sale (freihandiger Verkauf) or private auction (freihandige Versteigerung) in a commercially reasonable manner in its own name but as trustee for the account of the Transferor. The Transferee is also entitled to demand from the Transferor that the Transferor realises the Security Assets in the best way possible or helps with the realisation. The Transferor is obliged to transfer immediately all proceeds resulting from such realisation to the Transferee.

(d) After the realisation of the Security Assets the Transferee will apply the proceeds to cover the Secured Claims pursuant to Clause
         4.1 of the Collateral Agency Agreement. If the proceedings of the realisation are subject to turnover tax, the Transferee will submit a credit note to the Transferor to the effect that such credit note is to be seen as an invoice for the delivery of goods. It shall in any event meet the requirements of German turnover tax law.

(e) The Transferee may determine which of the Security, if applicable, shall be used to satisfy the Secured Claims.

12.      MAINTENANCE OF LIABLE CAPITAL

(a) The enforcement of this Agreement shall be, at the date hereof and at any time hereafter, limited to an amount equal to the net assets of the Transferor, which are calculated as the Transferor's total assets (the calculation of which shall take into account the captions reflected


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         in Section 266 (2) A, B and C of the German Commercial Code
         (Handelsgesetzbuch)) less its reserves for own shares (Section
         266 (3) A III. 2. of the German Commercial Code) less its liabilities (the calculation of which shall take into account the captions reflected in Section 266 (3) B, C and D of the German Commercial
         Code) less its registered share capital (Stammkapital) (the NET
         ASSETS).

(b) For the purposes of calculating the Net Assets the balance sheet shall be adjusted in a way that (i) any amounts which the Transferor has received from funds from the issuance of the Notes which have been on-lent by the Issuer to the Transferor and are still outstanding at the time of the enforcement of this Agreement shall be disregarded or (ii) the amount of any increase of the Transferor's registered share capital out of retained earnings (Kapitalerhohung aus Gesellschaftsmitteln) after the date of this Agreement that has been effected without the prior written consent of the Transferee shall be deducted from the Transferor's registered share capital.

(c)      Furthermore, the Transferor shall, in a situation where

         (i) it does not have sufficient assets to maintain its registered share capital; and

         (ii) the Transferee would (but for this Clause) be entitled and is seeking to enforce the security granted under this Agreement,

         realise any and all of its assets that are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, provided such asset is not necessary for the Transferor's business (betriebsnotwendig).

(d) For the purpose of the calculation of the Net Assets and thus the enforceable amount, the Transferor will deliver within 30 Business Days after the notification by the Transferee of a Payment Default, to the Transferee an up to date balance sheet drawn-up by its auditors or any other reputable firm of auditors together with a determination of the Net Assets by the respective auditors. The balance sheet and determination of Net Assets shall be prepared in accordance with accounting principles pursuant to the German Commercial Code (Handelsgesetzbuch) and be based on the same principles that were applied when establishing the previous year's balance sheet.

(e) Should the Transferor fail to deliver such balance sheet and/or determination of the Net Assets within the 30 Business Day period referred to above or if the Transferor has generally ceased to make payments or upon filing of an application for insolvency proceedings by the Transferor, the Transferee shall be entitled to enforce this Agreement, without the enforcement limitations provided for above applying at the time of such enforcement, but is obliged to retransfer proceeds from such enforcement to the extent that the Transferor demonstrates in reasonable detail that the enforcement of this Agreement violated the rules on preservation of the stated share capital under Sections 30, 31 GmbH-Act as set out in paragraph (a)-(c) above by resulting or enhancing negative assets (Unterbilanz) of the Transferor.

(f) This Agreement shall further not be enforced to the extent that the Transferor demonstrates in reasonable detail that such enforcement would lead to a breach of the Gebot der Rucksichtnahme auf die Eigenbelange der Gesellschaft (duty of care owing by the relevant shareholders vis-a-vis the respective company) and of the Verbot des existenzvernichtenden Eingriffs (prohibition of insolvency-causing intervention), as developed by the recent jurisdiction (in particular BGH II ZR 178/99 "Bremer Vulkan", BGH II ZR 196/00 and BGH II ZR 300/00 "KBV"), of the Federal Supreme Court (Bundesgerichtshof), caused for example, as far as this would be within the scope of the cited court rulings, if the entering into this Agreement and its enforcement results in the illiquidity (Zahlungsunfahigkeit) of the


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         Transferor. The Transferee shall be obliged to retransfer proceeds from such enforcement to the extent that the Transferor demonstrates in reasonable detail that the enforcement of this Agreement violated the rules of the cited Federal Supreme Court rulings. Otherwise, any claim for damages to the Transferee (excluding, for the avoidance of doubt, any claim relating to unjust enrichment) by the Transferor, any shareholders of the Transferor or its managing directors shall be excluded.

(g) Notwithstanding paragraph (a)-(f) above the Transferee shall be entitled to immediate enforcement of the security granted under this Agreement, if and to the extent the Transferee has already made a claim under the German Subsidiary Guaranty and the enforcement of the German Subsidiary Guaranty was not excluded pursuant to its maintenance of capital rules, but is obliged to retransfer proceeds from such enforcement of the security granted under this Agreement in accordance with paragraphs (e) and (f) above.

13.      UNDERTAKINGS

         The Transferor undertakes:

         (a) to inform the Transferee promptly (unverzuglich) of any subsequent changes which impacts negatively on the average aggregate monthly value of the Security Assets, provided that such change of the average aggregate monthly value of the Security Assets exceeds Euro 100,000 with respect to the total number of Security Assets;

         (b) to inform the Transferee without undue delay of any subsequent changes to the Security Locations;

         (c) to inform the Transferee promptly of any attachments (Pfandung) regarding any and all of the Security Assets or any other measures which may impair or jeopardise the Transferee's rights relating to the Security Assets. In the event of an attachment, the Transferor undertakes to forward to the Transferee without undue delay a copy of the attachment order and all other documents necessary for a defence against the attachment. The Transferor shall inform the attaching creditor promptly;

         (d) to notify the Transferee promptly of any event or circumstance which adversely affects the validity or enforceability of this Agreement;

         (e) to refrain from any acts or omissions which materially adversely affect the security created under this Agreement or result in a loss of the Security Assets; and

         (f) to promptly provide the Transferee at its request with all information and documents it may reasonably require in relation to the Security Assets.

14.      FURTHER ASSURANCE

         The Transferor shall, at its own costs and expenses, undertake all actions or make all declarations the Transferee acting reasonably may require for perfecting or protecting or facilitating the enforcement or realisation of the Security intended to be created by this Agreement.

15.      REPRESENTATIONS AND WARRANTIES

         Without prejudice and in addition to the representations and warranties of the Transferor under the Subsidiary Guaranty and the other Credit Documents to which the Transferor is party, the Transferor represents and warrants to the Transferee as of the date hereof that:

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         (a)      it is validly existing and neither insolvent, nor subject
                  to any insolvency proceedings nor in a financial crisis
                  (Krise);

         (b) the specification of the premises set out in Schedule 1 and to the best of its knowledge and in accordance with the principles of prudent businessmen (Sorgfalt eines ordentlichen Kaufmanns) the list of Security Assets in
                  Schedule 2 each represent a complete and accurate specification of the German premises the Transferor uses at the date of this Agreement to keep or deposit Inventories or of the Security Assets, as the case may be;

         (c) to the best of its knowledge the Transferor holds either full title (Eigentum), or title in the form of co-ownership (Miteigentum), or title in the form of joint ownership (Gesamthandseigentum), or inchoate rights (Anwartschaftsrecht) with regard to the Security Assets; and

         (d) all necessary corporate action has been taken to authorise the entry into this Agreement.

16.      INSURANCE OF THE SECURITY ASSETS

16.1     OBLIGATION TO INSURE

         The Transferor undertakes at its own expense to keep the Security Assets insured against risks normally insured against by companies carrying on a similar business, and in particular to maintain all insurance required by mandatory German law.

16.2     ASSIGNMENT

         The Transferor herewith assigns any and all present and future insurance claims (other than liability insurance claims (Haftpflichtversicherungsanspruche) it holds under the respective insurance contracts entered into with the insurer(s) as security for the Secured Claims. The Transferee accepts such assignment. The Transferor undertakes to notify the insurer(s) about this Agreement and about the assignment of the insurance claims concerning the Security Assets. Notwithstanding such assignment the Transferor will continue to be obliged under the respective insurance contracts with the proviso that the Transferor is not entitled to terminate any of the insurance contracts without the prior written consent of the Transferee. Insofar, as additional declarations and actions are necessary for the assignment of the insurance claims the Transferor shall, at the Transferee's request, make such additional declarations or undertake such actions.

16.3     INSURANCE POLICY

         The Transferor undertakes to require the insurer(s) to submit an insurance policy to the Transferee. If the insurer(s) refuse(s) to issue insurance policies, the Transferor will request an insurance confirmation from the respective insurer(s) for the benefit of the Transferee in the form of a Sicherungsschein or a Sicherungsbestatigung as the case may be.

         To the extent the Transferor is not, or not sufficiently, insured, the Transferee has the right to insure the Security Assets at their full value from time to time at the Transferor's expense.

17.      THIRD PARTY RIGHTS

         If and to the extent that there exists, in relation to the Security Assets, a pledge by law (gesetzliches Pfandrecht) in favour of any Person other than the Transferee, the Transferor


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         shall, at the Transferee's request, promptly provide that all sums properly due to such third party have been duly paid. The Transferee shall be entitled to make such payments if and to the extent that the Transferor does not promptly provide such evidence.

18.      RELEASE OF SECURITY

         After the full and complete satisfaction of all Secured Claims or if so required by German mandatory law, the Transferee shall retransfer the assigned Security Assets to the Transferor who accepts such retransfer and surrender the excess proceeds, if any, resulting from any realisation of the Security Assets or part thereof. The Transferee will, however, transfer any Security Assets to a third party to the extent that it is required by compulsory law or contractual agreement with the Transferor to do so.

19.      INDEMNITY

19.1     LIABILITY FOR DAMAGES

         The Transferee shall not be liable for any loss or damage suffered by the Transferor save in respect of such loss or damage which is suffered as a result of the gross negligence or wilful misconduct of the Transferee.

19.2     INDEMNIFICATION

         The Transferor will indemnify the Transferee against any losses, actions, claims, expenses, demands and liabilities which may be reasonably incurred by or made against the Transferee for anything done or omitted in the exercise or purported exercise of the powers contained herein and occasioned by any breach of the Transferor of any of its obligations or undertakings herein contained other than to the extent that such losses, actions, claims, expenses, demands and liabilities are incurred or made against the Transferee as a result of the gross negligence or wilful misconduct of the Transferee.

20.      DURATION AND INDEPENDENCE

20.1     DURATION

         This Agreement shall remain in full force and effect until the earlier of (a) the date upon which all Secured Claims have been irrevocably paid and discharged in full; and (b) the date notified by the Transferee to the Transferor. This Agreement shall not cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

20.2     CONTINUING SECURITY

         This Agreement shall create a continuing security and no change or amendment or increase whatsoever to the Notes or in any document or agreement related thereto nor any release of Security shall affect the validity or the scope of this Agreement.

20.3     INDEPENDENCE

         This Agreement is independent from any other Security. No other such Security shall prejudice, be prejudiced by, or be merged in any way with, this Agreement.

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21.      COSTS AND EXPENSES

         The Transferor shall on demand pay (or procure payment) to the Transferee all expenses that the Transferee may incur in connection with (i) the administration of this Agreement as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realisation upon, any of the Security Assets, (iii) the exercise or enforcement of any of the rights of the Transferee hereunder, or
         (iv) the failure by the Transferor to perform or observe any of the provisions hereof. The Transferor shall on demand pay (or procure payment) to the Transferee the amount of all other costs, charges, fees and expenses (including fees for legal advisers) reasonably and properly incurred by the Transferee in connection with the preparation, execution, performance and amendment of this Agreement, or any waiver in relation thereto, together in each case with any applicable value added tax or other taxes.

22.      MISCELLANEOUS

22.1     AMENDMENTS

         Changes to and amendments of this Agreement including this Clause must be made in writing.

22.2     WAIVERS AND REMEDIES CUMULATIVE

         The rights of each Party under this Agreement:

(a)      may be exercised as often as necessary;

(b) are cumulative and not exclusive of its rights or remedies provided by law;

(c)      may be waived only in writing and specifically.

         Delay in exercising, partial exercising or non-exercising of any rights is not a waiver of that right.

23.      ASSIGNMENT

         The Transferor may not assign or transfer any of its rights under this Agreement, save prior agreement in writing of the Transferee.

24.      SEVERABILITY

(a) If a term of this Agreement is or becomes illegal, invalid or unenforceable, that will not affect the legality, validity or enforceability of any other terms of this Agreement.

(b) The illegal, invalid or unenforceable term shall be deemed to be replaced by that term which best meets the intent of the replaced term.

25.      NOTICES

25.1     NOTICES

         Any notice or other communication under or in connection with this Agreement to the Transferor or the Transferee shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the


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         attention of the individual, as set forth in Schedule 4 or such other address or facsimile number as is notified by that party for this purpose to the Transferee from time to time. Any notice under this Agreement shall also be copied to the Issuer.

25.2     LANGUAGE

         Unless otherwise agreed, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text of this Agreement, any notice or other communication and the text in any other language, the English text shall prevail except that where a German translation of a legal term appears in such text, the German translation shall prevail.

25.3     DELIVERY

         Any communication made by one Party to another under or in connection with this Agreement will only be effective:

         (a)      if by way of fax, when received in legible form; or

         (b) if by way of letter, when it has been left at the relevant address with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

         and, if a particular department or officer is specified as part of its address details, if addressed to that department or officer.

26.      GOVERNING LAW

         This Agreement shall be governed by the laws of Germany.

27.      JURISDICTION

(a) The courts of Frankfurt am Main, Germany, have exclusive jurisdiction to settle any dispute in connection with this Agreement.

(b) The Transferee may also take legal action against the Transferor before any other competent court of law having jurisdiction over the Transferor.

This Agreement has been entered into on the date stated at the beginning of this Agreement and has been executed in three originals.

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                                 SIGNATORIES

CP FILMS VERTRIEBS GMBH

By: /s/ Kristel Deroover
    --------------------
        Kristel Deroover
        Attorney




KBC BANK NV

By: /s/ Dirk De Bleser
    ------------------
    Dirk De Bleser
    Head of Operations & Accounting


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